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                                                                     EXHIBIT 4.2
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                                  [LOGO OF
                                    SQL
     -----NUMBER-----            APPEARS HERE]         -----SHARES----

       COMMON STOCK                                    CUSIP 784638 10 8

                                                         SEE REVERSE FOR
                                                       CERTAIN DEFINITIONS


This Certifies that



is the owner of


 FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.0001 PAR VALUE, OF
                      SQL FINANCIALS INTERNATIONAL, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated

COUNTERSIGNED AND REGISTERED:
  FIRST UNION NATIONAL BANK
      (CHARLOTTE, N.C.)

     TRANSFER AGENT           [CORPORATE SEAL OF
      AND REGISTRAR                  SQL
                         FINANCIALS INTERNATIONAL, INC.
                                 APPEARS HERE]

BY                             /s/ Arthur G. Walker, Jr.
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      AUTHORIZED SIGNATURE              Secretary            President and
                                                         Chief Executive Officer

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
                                                SQL FINANCIALS INTERNATIONAL, INC.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A STATEMENT OF THE POWERS, DESIGNATIONS,
PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE
QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST SHALL BE MADE IN WRITING AND MAY BE MADE
TO THE CORPORATION OR TO THE TRANSFER AGENT.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM- as tenants in common                  UNIF GIFT MIN ACT-________________ Custodian__________________
     TEN ENT- as tenants by the entireties                                (Cust)                     (Minor)
      JT TEN- as joint tennants with
              right of survivorship and                              under Uniform Gifts to Minors
              not as tenants in common
                                                           Act____________________________________________________
                                                                                  (State)

                              Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, ____________________________ hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE
-------------------------------------------------

__________________________________________________________________________________________________________________
                           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

__________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________

___________________________________________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_________________________________________________________________________________________________________ Attorney
to transfer the said Stocks on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________________

                                        X_________________________________________________________________________

                                        X_________________________________________________________________________
                                 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN
                                         UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR
                                         ENLARGEMENT, OR ANY CHANGE WHATEVER.

                Signature(s) Guaranteed: ___________________________________________________________________________
                                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
                                         SUCH AS A SECURITIES BROKER/DEALER, COMMERCIAL BANK, TRUST COMPANY, SAVINGS
                                         ASSOCIATION OR A CREDIT UNION PARTICIPATING IN A MEDALLION PROGRAM PURSUANT
                                         TO RULE 17Ad-15 OF THE SECURITIES EXCHANGE ACT OF 19?4, AS AMENDED.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF
                              INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

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